UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

Macquarie Global Infrastructure Total Return Fund Inc.

125 West 55th Street, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (866) 567-4771

Date of fiscal year end: November 30

Date of reporting period: December 1, 2015 – November 30, 2016

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

MACQUARIE

GLOBAL INFRASTRUCTURE
TOTAL RETURN FUND INC.

MACQUARIE

2016 | ANNUAL REPORT

Section 19(b) disclosure
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2016 (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.37 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/ or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, are included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund website at www.macquarie.com/mgu.

Unless otherwise noted, views expressed herein are current as of November 30, 2016, and subject to change for events occurring after such date.

The Macquarie Global Infrastructure Total Return Fund Inc. is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). Macquarie Global Infrastructure Total Return Fund Inc.’s obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Macquarie Global Infrastructure Total Return Fund Inc., unless noted otherwise.

Caution regarding forward-looking statements and past performance

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

Stockholder letter
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2016	(Unaudited)

Introduction

We are pleased to present this Annual Report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”) for the twelve months ended November 30, 2016 (the “Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global infrastructure securities lagged global equities in the Period.

The Period began with significant moves by central banks, particularly the U.S. Federal Reserve (“Fed”) which, as generally expected, raised its benchmark rate by 25 basis points – the first hike since 2006. The hike marks a significant milestone in the evolution of U.S. monetary policy, and its impact will be felt for some time. Expectations of higher U.S. rates have driven strength in the U.S. dollar, impacting emerging markets, which have suffered from capital outflows and U.S. dollar liabilities.

Markets were turbulent moving into 2016, with sentiment moving on significantly from the calm that allowed the Fed to raise rates in December. The downtrend continued in commodities, with oil falling as much as 28% intra-month before rebounding. Developments in China were also a key focus. The central bank’s slow depreciation of the currency was a key trigger, causing markets to become increasingly skeptical of the Chinese economy, with reports of significant outflows and a decline in central bank reserves. The weakening CNY had troubled markets for weeks and was a key driver of the poor sentiment to start 2016, as there was no clarity on the direction or motives behind the moves.

Following significant volatility, commodity markets stabilized later in the Period. A proposed OPEC production freeze (at historically high volumes) didn’t get buy-in from key countries such as Iran, but the possibility of a deal and the better sentiment helped put a temporary floor under oil prices. Oil prices continued their rebound in March and April, with a willingness to cut or freeze production from some OPEC members buoying optimism that some of the excess supply may be curtailed. The boost in oil prices supported energy-related markets, but commodity prices overall remained subdued and below profitable levels for many producers. Although demand remained tepid, tightening supply was a possibility after OPEC agreed to modest oil output cuts in the first such deal since 2008, contributing to a 6.4% rally in oil prices in the month of September. We continue to avoid in our investment process companies with significant commodity price exposure.

One of the most significant events during the Period was “Brexit”. Although the UK still has not initiated the formal process to leave the EU, the vote initially raised the level of uncertainty in global markets. Within days of the result, there were sharp moves across all markets: the British Pound fell by nearly 12%, and European equity markets were down over 8% (as per the MSCI Europe Index in local currency terms), although European equity markets quickly rebounded. Perhaps the most significant movers were government bonds, where yields fell sharply, despite already being well below historical levels.

The world experienced another major unexpected event in early November, with the U.S. election delivering a victory to Donald J. Trump, the Republican candidate. Markets were initially very weak as the outcome began to emerge, however, markets began to price in optimism on the possibility of fiscal spending and broader reforms. Investors were most positive on potential fiscal expansion, through both infrastructure spending and tax cuts for individuals and corporations, and for now some of Trump’s negative rhetoric on trade and immigration, in particular, has been downplayed.

The market implications of the Trump win are wide, but still far from clear. The reaction so far has been a rise in bond yields (on hope for growth and inflation), a rise in the USD, and a rebound in U.S. stocks. Commodity prices also rose significantly. Compared to the rhetoric on higher growth, however, broader market moves were more muted: emerging market equities and bonds fell, and most non-U.S. equity and credit markets fell or were stable.

For the Twelve-Month Period Ended November 30, 2016[1]	Total Return (%)[2]
Macquarie Global Infrastructure Total Return Fund – NAV[3]	2.78
Macquarie Global Infrastructure Total Return Fund – Market Price	5.60
S&P Global Infrastructure Index (Net Total Return)[4]	6.47
Macquarie Global Infrastructure Index[5] (“MGII”)	5.55
MSCI World Index (Net Total Return)[6]	3.15

Unless	otherwise indicated, all references to currency are to USD.
[1]	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.
[2]	Source: The Bank of New York Mellon, Bloomberg L.P.
[3]	Total Return Fund – NAV for the reported Period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under U.S. generally accepted accounting principles required in the annual report.
[4]	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.
[5]	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.
[6]	The MSCI World Index is a stock market index of approximately 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

There were a number of factors driving the Fund’s total return during the Period.

The major positive contributors were:

•	The strong performance in the Pipeline sector; and

•	Strength in the Toll Road sector

The negative contributors were:

•	The weakness from Electric Utilities; and

•	Seaports sector

Let’s look at these reasons in further detail.

Pipelines

The divergence in performance between the Pipeline sector and commodity prices continued as the overarching theme of consolidation amongst the North American energy infrastructure sector remains intact, headlined by Enbridge announcing a stock-for-stock merger agreement with Spectra Energy, which upon closing is expected to create the largest energy infrastructure company globally.

TransCanada had an auspicious start to the Period as it exercised its option to acquire an additional interest in Bruce Power for C$236m from the Ontario Municipal Employees Retirement System (OMERS). TransCanada and OMERS will each hold a 48.5% interest in Bruce Power, which in turn announced an agreement with the Ontario Independent Electricity System Operator (IESO) to extend the operating life of its facility to 2064. Magellan Midstream Partners was also up strongly, amid a general rebound in the sector in 2016. Columbia Pipeline Group also performed well after an acquisition announcement by TransCanada for US$13bn in an all cash transaction. We view the combination of assets favourably with Columbia’s natural gas pipeline assets providing TransCanada with a strategic footprint in the Marcellus and Utica shale plays, adjacent to its existing network. TransCanada estimates the combined near-term project portfolio will be around US$23bn which, combined

Stockholder letter

Macquarie Global Infrastructure Total Return Fund Inc.

with operational synergies, supports TransCanada’s 8-10% annual dividend growth goal to 2020.

The Pipeline sector continues to be a positive contributor to performance, especially on the back of President Trump’s victory. The potential for a more favorable environment for building energy infrastructure looks to be intact in the near term and we believe the sector continues to offer an investment in assets with stable fee-based revenue and pure infrastructure characteristics.

Toll Roads

The Toll Road sector was another contributor to the strategy’s performance. Hopewell Highway, which rallied strongly after reporting solid FY16 results also announced a special dividend which in addition to the final dividend payment represented a dividend yield of approximately 13.5% at the time. This special dividend reflected the strong cash flow position of the company now that major capital expenditure requirements for its roads are complete.

Electric Utilities

Within the Electric Utilities sector, the Fund’s positions in Europe, notably Electricite de France and ENGIE detracted as power price weakness proved to be notable headwind in the Period.

Following the Brexit vote, there was a move towards defensive names in the British markets, which was then offset by a rally in markets globally. The U.S. 10-year yield hit its low during the summer of this year and has since increased by over 100 bps. As the market expectation for President Trump’s impact on inflation and economic growth has largely been positive, the resulting rise in the 10-year yield led to a decline in U.S. defensive utilities.

Seaports

Positions in the Seaport sector also detracted in the Period. Hutchison Port Holdings Trust declined after the company announced debt reduction plans. Hutchison Port Holdings Trust announced it will target to improve its core debt metrics over the 5 year period from 2017 to 2021 and this will entail repaying a minimum of HK$1bn of debt annually beginning in 2017. Markets viewed this negatively as it means the company will have to cut its dividend in 2017. Hutchison Port Holdings Trust noted the reason they have now decided on the debt reduction plan is their view has now changed on the outlook for interest rates and they now expect U.S. interest rates to start rising.

China Merchants Port Holdings was down as the market looked negatively upon their purchase of a 21% stake in Dalian Port in January. The purchase was viewed as expensive by many leading to concerns regarding future acquisitions by the company.

Leverage

As of November 30, 2016, the Fund had USD 91 million and Euro 29 million in leverage outstanding. At Period-end, the Fund’s leverage was 29.7% of its Total Assets, which is within the limit outlined in the Fund’s Prospectus. The Fund’s use of leverage enhanced returns during the Period. To avoid magnifying the USD exposure due to leverage, the Fund also borrows in Euros to help offset the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to Reference Benchmarks

The Fund, which is not managed against any benchmark, underperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) and the Macquarie Global Infrastructure Index (“MGII”). The Fund also underperformed the MSCI World Index (Net Total Return).

Fund Diversification by Country & Sector

As of November 30, 2016, the Fund was well diversified across 52 positions in global infrastructure stocks, representing 16 countries and 11 sectors. (During the Period, the main increases in the Fund’s weightings were Airports and Electric Utilities while the largest declines in sector weightings were with the Toll Roads and Electricity & Gas Distribution sectors. Sector changes were driven principally by bottom-up stock selection.)

The table below shows the top ten holdings in the Fund as of November 30, 2016.

Rank	Stock	Country	Infrastructure Sector[6]	%[7]
1	Transurban Group	Australia	Toll roads	5.7
2	Sempra Energy	United States	Electricity and gas distribution	5.2
3	Enbridge Inc	Canada	Pipelines	5.0
4	Abertis Infraestructuras SA	Spain	Toll roads Rail / other	4.0
5	Groupe Eurotunnel SE	France	transportation	3.9
6	Cheniere Energy Inc	United States	Pipelines	3.8
7	Duke Energy Corp	United States	Electric utility	3.4
8	Kinder Morgan Inc/DE	United States	Pipelines	3.1
9	NextEra Energy Inc	United States	Electric utility	3.1
10	TransCanada Corp	Canada	Pipelines	3.0

[6]	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification. Classifications are made by the Investment team and based on the primary business segment of the issuer.
[7]	Based on Total Assets as defined in the Prospectus.
Subject	to change in the future.

Stockholder letter

Macquarie Global Infrastructure Total Return Fund Inc.

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2016[7]	% Point Change over Period	% of Fund on November 30, 2015[7]
United States	37.1	(5.0)	42.1
Canada	9.3	0.6	8.7
Australia	8.7	0.3	8.4
Spain	8.6	3.3	5.3
China	6.8	(0.8)	7.6
Italy	6.7	2.9	3.8
United Kingdom	4.9	(0.9)	5.8
France	4.4	(3.4)	7.8
Mexico	2.4	1.6	0.8
Germany	2.2	0.2	2.0
Brazil	1.8	1.3	0.5
Switzerland	1.7	–	1.7
Singapore	1.2	(1.0)	2.2
Japan	1.0	1.0	–
Netherlands	0.5	0.5	–
Luxembourg	0.5	0.3	0.2
Poland	–	(0.3)	0.3
Other Assets in Excess of Other Liabilities	2.2	(0.6)	2.8

Infrastructure Sector	% of Fund on November 30, 2016[7]	% Point Change over Period	% of Fund on November 30, 2015[7]
Pipelines	26.7	(0.2)	26.9
Electric Utility	17.4	1.0	16.4
Toll Roads	12.7	(3.1)	15.8
Electricity and Gas Distribution	8.4	(0.1)	8.5
Seaports	6.9	(1.3)	8.2
Airports	6.4	2.6	3.8
Rail / Other Transportation	5.0	0.9	4.1
Communications Infrastructure	4.5	(0.2)	4.7
Electricity Transmission	4.7	0.3	4.4
Water	1.9	(0.7)	2.6
Electricity Generation	3.2	1.4	1.8
Other Assets in Excess of Other Liabilities	2.2	(0.6)	2.8

[7]	Based on Total Assets as defined in the Prospectus.

Subject to change in the future.

Distributions

The Fund paid a quarterly dividend of $0.37 per share in December 2015, March 2016, June 2016 and September 2016. Altogether, the Fund paid $1.48 per share during this Period. A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2016, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2016.

Outlook

While there remain significant uncertainties about the future path of policy, the result of the election may speed up the transition from monetary to fiscal policy as the primary tool to combat slow economic growth. We think this transition from monetary to fiscal policy has an immediate impact on the outlook for interest rates, raising both the growth and inflation component of the rate outlook. Aside from this initial negative impact, we are cautiously optimistic about the medium term outlook as infrastructure development was one of the only policy comments specifically singled out in Trump’s acceptance speech. Against this backdrop of elevated volatility and policy uncertainty, we remain confident in our portfolio’s positioning and believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets. We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities.

We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-866-567-4771 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

Jonathon Ong

Co-Portfolio Manager

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2016

	Number of shares	Value (U.S. $)
Common Stock – 133.60%Δ
Australia – 12.35%
APA Group ¥	1,111,284	$6,540,392
Sydney Airport ¥	1,147,918	5,323,422
Transurban Group ¥	3,041,157	23,670,087

		35,533,901

Brazil – 2.58%
Prumo Logistica †	1,646,571	3,734,185
Transmissora Alianca de Energia Eletrica	672,200	3,686,909

		7,421,094

Canada – 13.17%
Enbridge ¥	494,139	20,783,781
TransCanada ¥	273,432	12,280,319
Veresen ¥	524,700	4,820,068

		37,884,168

China/Hong Kong – 9.66%
China Longyuan Power Group	4,264,000	3,336,876
China Merchants Port Holdings	3,165,886	7,950,939
CLP Holdings	445,500	4,356,498
COSCO SHIPPING Ports	6,714,820	7,029,503
ENN Energy Holdings	424,000	1,951,499
Huadian Fuxin Energy	14,092,000	3,179,398

		27,804,713

France – 6.32%
Groupe Eurotunnel ¥	1,842,994	16,212,362
Vinci	30,337	1,968,707

		18,181,069

Germany – 3.20%
Hamburger Hafen und Logistik ¥	159,297	2,785,710
Innogy 144A #†	181,980	6,425,512

		9,211,222

Italy – 9.47%
Atlantia ¥	312,224	6,935,884
Enav 144A #†	2,658,895	8,989,513
Enel	1,865,101	7,539,236
Italgas †¥	78,676	281,507
Terna Rete Elettrica Nazionale	806,554	3,497,948

		27,244,088

Japan – 1.45%
East Japan Railway	48,800	4,165,734

		4,165,734

	Number of shares	Value (U.S. $)
Common StockΔ (continued)
Luxembourg – 0.66%
Intelsat †	460,614	$1,897,730

		1,897,730

Mexico – 3.41%
Infraestructura Energetica Nova	1,590,500	6,924,426
OHL Mexico †¥	3,403,000	2,899,232

		9,823,658

Netherlands – 0.69%
Koninklijke Vopak	42,696	1,995,584

		1,995,584

Singapore – 1.70%
Hutchison Port Holdings Trust ¥	11,612,400	4,877,208

		4,877,208

Spain – 12.28%
Abertis Infraestructuras	1,237,262	16,529,088
Aena ≥	37,634	4,989,787
Enagas	77,419	1,907,721
Iberdrola	1,977,208	11,900,591

		35,327,187

Switzerland – 2.44%
Flughafen Zuerich ¥	40,837	7,029,089

		7,029,089

United Kingdom – 6.98%
National Grid ¥	1,069,763	12,223,109
Pennon Group ¥	767,346	7,853,672

		20,076,781

United States – 47.24%
American Electric Power ¥	66,600	3,932,730
American Tower ¥	55,800	5,706,666
Cheniere Energy †¥	379,600	15,510,456
Crown Castle International ¥	126,890	10,590,239
Dominion Resources ¥	86,800	6,361,572
Duke Energy ¥	189,396	13,971,743
Edison International ¥	70,300	4,834,531
Kinder Morgan ¥	585,500	12,998,100
NextEra Energy	112,900	12,896,567
PG&E ¥	198,300	11,660,040
Sempra Energy ¥	216,900	21,646,620
Southwest Gas	54,600	4,047,498
Spectra Energy ¥	127,700	5,229,315

Schedule of investments

Macquarie Global Infrastructure Total Return Fund Inc.

	Number of shares	Value (U.S. $)
Common StockΔ (continued)
United States (continued)
Williams ¥	212,300	$6,517,610

		135,903,687

Total Common Stock (cost $426,790,726)		384,376,913

Master Limited Partnership – 5.52%
Enterprise Products Partners ¥	331,756	8,602,433
Magellan Midstream Partners ¥	105,134	7,280,530

Total Master Limited Partnership (cost $14,428,861)		15,882,963

Total Value of Securities – 139.12% (cost $441,219,587)		$400,259,876

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2016, the aggregate value of Rule 144A securities was $15,415,025, which represents 5.36% of the Fund’s net assets.

≥	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At November 30, 2016, the aggregate value of Regulation S securities was $4,989,787, which represents 1.73% of the Fund’s net assets.

Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 6 in “Stockholder letter.”

†	Non-income-producing security.

¥	Fully or partially pledged as collateral for borrowing transactions.

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in U.S. Dollars)	November 30, 2016

Assets:
Investments, at value[1]	$400,259,876
Cash	8,948,187
Dividends receivable	1,756,708
Tax reclaim receivable	436,775
Prepaid arrangement fees on loan outstanding	79,152
Other assets	62,296

Total assets	411,542,994

Liabilities:
Loan payable, at value[2]	121,735,642
Foreign currencies due to custodian	43,297
Payable for securities purchased	687,660
Accrued interest on loans payable	6,085
Accrued investment advisory expense to affiliates	1,062,651
Other payables and accrued expenses	173,607
Accrued administration expense	58,786
Accrued directors expense	51,031
Accrued legal expense	14,727

Total liabilities	123,833,486

Total Net Assets	$287,709,508

Net Assets Consist of:
Paid-in capital	$317,827,483
Accumulated net investment income	1,139,015
Accumulated net realized gain on investments and foreign currency	5,159,116
Net unrealized depreciation of investments	(40,959,711)
Net unrealized appreciation of foreign currencies	4,543,605

Total Net Assets	$287,709,508

Net Asset Value
Common Shares
Net assets	$287,709,508
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net asset value per share	$23.08

[1] Investments, at cost	$441,219,587
[2] Loans payable, at cost	126,373,698

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in U.S. Dollars)	Year ended November 30, 2016

Investment Income:
Dividends (net of foreign withholding tax $1,363,520)	$18,871,367
Securities lending income	42,802
Other Income	5,293

18,919,462

Expenses:
Investment advisory	4,126,735
Interest on loan	2,214,575
Administration	385,562
Legal	244,299
Directors	205,176
Audit & tax services	140,941
Insurance	93,522
Custody	89,042
Printing	54,370
Transfer agent	28,777
Other expenses	125,384

Total operating expenses	7,708,383

Net Investment Income	11,211,079

Net Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	1,138,219
Foreign currencies	5,465,704

Net realized gain	6,603,923

Net change in unrealized appreciation (depreciation) of:
Investments	(7,227,612)
Foreign currencies	(5,134,177)

Net change in unrealized appreciation (depreciation)	(12,361,789)

Net Realized and Unrealized Loss	(5,757,866)

Net Increase in Net Assets Resulting from Operations	$5,453,213

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in U.S. Dollars)

	Year ended
	11/30/16	11/30/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,211,079	$8,399,461
Net realized gain	6,603,923	10,501,114
Net change in unrealized depreciation	(12,361,789)	(56,597,343)

Net increase (decrease) in net assets resulting from operations	5,453,213	(37,696,768)

Distributions to Shareholders from:
Net investment income	(14,948,379)	(9,072,830)
Net realized gain	(3,504,695)	(8,881,512)

	(18,453,074)	(17,954,342)

Net Decrease in Net Assets	(12,999,861)	(55,651,110)

Net Assets:
Beginning of year	$300,709,369	$356,360,479

End of year	$287,709,508	$300,709,369

Accumulated net investment gain (loss)	$1,139,015	$(660,645)

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Macquarie Global Infrastructure Total Return Fund, Inc.
(Expressed in U.S. Dollars)	Year ended November 30, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$5,453,213

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(273,056,723)
Proceeds from disposition of investment securities	282,143,320
Net realized gain on investment securities	(1,138,219)
Net realized gain on foreign currency transactions	(5,465,704)
Net change in unrealized depreciation on investments	7,227,612
Net change in unrealized appreciation on translation of liabilities denominated in foreign currencies	5,134,177
Decrease in receivable for collateral for securities loaned	11,766,772
Decrease in payable upon return of securities loaned	(11,766,772)
Increase in dividends receivable	(253,698)
Decrease in tax reclaim receivable	2,847
Decrease in securities lending interest receivable	10,814
Decrease in prepaid arrangement fees on loan outstanding	30,082
Increase in other assets	(6)
Decrease in accrued interest on loan payable	(16,658)
Decrease in accrued investment advisory expense	(2,984)
Decrease in accrued legal expense	(15,049)
Increase in accrued administration expense	25,909
Increase in accrued directors expense	2,726
Decrease in other payables and accrued expenses	(23,887)

Net cash provided by operating activities	20,057,772

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from borrowings	33,080,800
Cash payments to reduce borrowings	(38,593,940)
Cash distributions paid	(18,453,074)

Net cash used in financing activities	(23,966,214)

Effect of exchange rates on cash	318,320

Net decrease in cash	(3,590,122)
Cash and foreign currency, beginning balance	12,495,012

Cash ending balance*	$8,904,890

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowings	$2,231,233

*	Includes foreign currencies due to custodian as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in U.S. Dollars)

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Accretive effect of tender offers
Net asset value, end of period
Market value, end of period
Total return based on5:
Net asset value
Market value
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets excluding interest expenses
Ratio of net investment income to average net assets
Portfolio turnover
Leverage analysis:
Debt outstanding at end of period (000 omitted)
Asset coverage ratio to total assets[10]

[1]	Certain line items from 2012 have been reclassified to conform to the 2013 presentation.
[2]	Per share amounts have been calculated using average shares method.
[3]	Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund.
[4]	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
[5]	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.
[6]	For the years ended November 30, 2016, 2015, 2014, 2013 and 2012, the annualized ratios to Total Assets were 1.88%, 1.89%, 1.53%, 1.56%, and 2.08%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.
[7]	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 2.11%.
[8]	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 1.73%.
[9]	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The net investment income ratio, had the reimbursement been included, would have been 4.44%.
[1][0]	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6)

See accompanying notes, which are an integral part of the financial statements.

		Year ended
11/30/16	11/30/15	11/30/14	11/30/13		11/31/12[1]
$24.120	$28.580	$24.980	$21.380		$18.940

0.899 [2]	0.670 [2]	0.900 [2]	1.590		0.970
(0.459)	(3.690)	4.100	3.080		2.170

0.440	(3.020)	5.000	4.670		3.140

(1.199)	(0.730)	(1.300)	(1.280)		(0.960)
(0.281)	(0.710)	(0.100)	—		—

(1.480)	(1.440)	(1.400)	(1.280)		(0.960)

—	—	—	0.210	[3]	0.260 [4]

$23.080	$24.120	$28.580	$24.980		$21.380

$19.420	$19.760	$26.600	$21.950		$18.850

2.82%	(10.16% )	21.24%	24.25%		18.89%
5.60%	(20.92% )	28.42%	23.84%		22.85%

$287,710	$300,709	$356,360	$311,413		$296,189
2.56%	2.37%	2.20%	2.22%	[7]	2.40%
1.83%	1.73%	1.73%	1.85%	[8]	1.98%
3.73%	2.47%	3.32%	4.33%	[9]	4.19%
65%	53%	61%	70%		71%

$121,736	$127,262	$133,521	$122,176		$108,811
336%	336%	367%	355%		372%

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2016

1. Organization and Significant Accounting Policies

The Fund is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized under the laws of the State of Maryland. The Fund was previously registered as a non-diversified investment company. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

The Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents – Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash – As of November 30, 2016, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation – The net asset value (“NAV”) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third-party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on a security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see the description of inputs and levels below). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund’s valuation policy.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee. Except as otherwise designated by the Board of Directors, the Valuation Committee shall be comprised of at least five members designated by the Fund or MCIM, each of whom are officers of the Fund, representatives of MCIM and/or representatives of ALPS Fund Services, Inc. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: the Portfolio Manager, the Chief Financial Officer (or appropriate designee) or the Trader. The Chief Compliance Officer (or appropriate designee) must be in attendance, but shall be non-voting. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

•	the type of security
•	the size of the holding
•	the cost of the holding
•	the financial statements of the issuer
•	the fundamental business data relating to the issuer
•	an evaluation of the forces that influence the market in which these securities are purchased or sold
•	transactions in comparable securities
•	price quotes from dealers and/or pricing services
•	information obtained from contacting the issuer, analysts or appropriate stock exchange
•	the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements – The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

1. Organization and Significant Accounting Policies (continued)

assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	–	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data.

Level 3	–	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the year ended November 30, 2016, there were no transfers between Level 1 investments or Level 2 investments.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the period and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at value:

Securities*	Level 1	Level 2	Level 3	Total
Common Stock	$384,376,913	$—	$—	$384,376,913
Master Limited Partnership	15,882,963	—	—	15,882,963

Total Value of Securities	$400,259,876	$—	$—	$400,259,876

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 11/30/15	$ 3,863,869
Net realized gain (loss)	7,962
Net change in unrealized appreciation (depreciation)	(625,145)
Purchases	4,376,598
Sales	(593,781)

Transfers out of Level 3[1]	(7,029,503)

Balance as of 11/30/16	$ —

Net change in unrealized appreciation (depreciation) from investments still held at the end of the period	$ —

*	For detailed country descriptions, see accompanying Schedule of Investments.
(1)	Trading of this security was halted for part of the Period. The Valuation Committee estimated fair value by applying an indexing methodology which adjusted the security according to the beta-adjusted movement in the Hang Seng Index. The security resumed trading on December 14, 2015.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

1. Organization and Significant Accounting Policies (continued)

transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Distributions to Shareholders – The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund has received approval from the SEC for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

Securities Transactions and Investment Income – Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Distributions received from Master Limited Partnerships are recorded as return on capital on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2010-2016 for all open federal income tax years (November 30, 2013–November 30, 2016), and all open state income tax years (November 30, 2010–November 30, 2016), as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Classification of Distributions – Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2016 and 2015, respectively were as follows:

Distributions paid from:

	Year ended
	11/30/16	11/30/15
Ordinary income	$14,948,379	$14,207,394
Long-term capital gain	3,504,695	3,746,948

Total	$18,453,074	$17,954,342

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended November 30, 2016, the effects of certain differences were reclassified. The Fund increased its accumulated net investment income by $5,536,960, decreased paid-in capital by $565,384, and decreased accumulated net realized gain by $4,971,576. These differences were primarily due to the differing tax treatment of foreign currency and investments in passive foreign investment companies and partnerships. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Common Stock	$317,827,483
Undistributed ordinary income	2,257,496
Undistributed long-term capital gain	1,586,735
Net unrealized depreciation of investments and foreign currency	(33,962,206)

Net assets	$287,709,508

As of November 30, 2016, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:
Cost of investments	$438,765,687
Aggregate unrealized appreciation of investments	$24,055,929
Aggregate unrealized depreciation of investments	(62,561,740)

Net unrealized depreciation of investments	$(38,505,811)

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of investments in passive foreign investment companies and partnerships and wash sale deferrals.

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

3. Capital Transactions

	Year ended
	11/30/16	11/30/15
Shares:
Common Shares Outstanding - beginning of period	12,468,293	12,468,293
Common Shares Outstanding - end of period	12,468,293	12,468,293

4. Portfolio Securities

For the year ended November 30, 2016, the Fund made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases	$270,301,466
Sales	281,210,224

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 12, 2016, the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $11,664 for the year ended November 30, 2016.

Effective September 26, 2016, The Bank of New York Mellon (BNYMellon) is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements. Prior to September 26, 2016, ALPS Fund Services, Inc. was the Fund’s Administrator and Fund Accountant.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the “BNP Paribas Facility” or the “Agreement”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (“MCF”), under the BNP Paribas Facility is $120,000,000 and Euro 40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.70% per annum above 3-month LIBOR for the U.S. Dollar line and 0.70% above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 0.50% on the undrawn MCF.

On July 23, 2014, $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.453% for a five year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of November 30, 2016, the Fund had $31,000,000 and Euro 29,000,000 in leverage outstanding on the variable lines and $60,000,000 outstanding on the fixed line. The daily average amounts outstanding over the period on the variable line was $30,792,350, with an average rate on the borrowing of 1.41%, and Euro 30,598,361, with the average rate on borrowing of 0.70%.

The unused amount under the BNP Paribas Facility was $29,000,000 and Euro 11,000,000 at November 30, 2016. The loan payable is carried at value, and the Euro line is adjusted daily for foreign currency translation. At November 30, 2016, the Fund maintained an asset coverage of 336%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $268,684,465.

7. Lending of Portfolio Securities

During the Period, the Fund loaned portfolio securities to broker-dealers and banks. The loans were secured by collateral in the form of cash equal to at least 102% of the fair value of the U.S. securities and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral had a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Under the lending agreement, the Fund had the right to recover the securities from the borrower on demand, and loans were subject to termination by the lending Fund or the borrower at any time. While the lending Fund did not have the right to vote securities on loan, it intended, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon was considered significant with respect to the investment. The risks of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund received cash collateral that was invested in the Invesco Short-Term Investments Trust Treasury Portfolio. This collateral was valued daily; should the market value of the loaned securities increase, the borrower must

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

7. Lending of Portfolio Securities (continued)

furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities were on loan, the borrower paid the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaulted on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of August 2, 2016, the Fund terminated its securities lending arrangement.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $10,000 and the Chairman of the Board of Directors receives a quarterly retainer of $12,188. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses are paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Recent Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

12. Subsequent Events

Distributions – On December 5, 2016, the Fund announced a Board-approved regular quarterly distribution of $0.37 per common share. The distribution was paid on December 30, 2016 to shareholders of record on December 16, 2016.

Management has determined that no other material events or transactions occurred subsequent to November 30, 2016 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Directors and Shareholders of

Macquarie Global Infrastructure Total Return Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 24, 2017

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan

Unless a stockholder of the Fund (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

●	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

●	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 30170, College Station, TX 77842-3170, 1-866-587-4518.

Board Approval of Investment Advisory and Management Agreement

The Directors, including all of the non-interested Directors, met on July 12, 2016 and considered the continuation of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”) for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled “Information in support of renewal of Investment Advisory Agreement” dated June 28, 2016, regarding the services rendered to the Fund by MCIM (the “Memorandum”), relevant information provided and discussed during the meeting, the experience of the principal portfolio managers, as well as the broader portfolio management team, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability. The Directors noted that they found the materials and presentations provided by MCIM and its affiliated entities to be responsive to the Board’s request for information. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Investment Advisory and Management Agreement” dated June 24, 2016 describing the legal duties of the Directors under the 1940 Act, which was reviewed with their independent counsel. The Directors also considered information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the Fund’s fee rate for management services and expenses and performance characteristics to those of other funds. In particular, the Directors considered the following:

(a)	The nature, extent and quality of services provided by the Adviser. The Directors considered the services that MCIM provides to the Fund, MCIM’s reputation as a manager of infrastructure assets and the information in the Memorandum, specifically related to Macquarie’s position as a global market leading infrastructure manager, Macquarie’s global infrastructure network, the extent of MCIM’s team and its ability to leverage Macquarie’s global infrastructure capabilities, its strong portfolio construction and risk management process and the Fund’s performance in light of current economic conditions. Based on this presentation, the Directors concluded that the nature, extent and quality of services provided to the Fund by MCIM under the Advisory Agreement supported the Board’s re-approval of the Advisory Agreement.

(b)	Management fee, expense ratio and investment performance of the Fund, including a comparison of fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. Consistent with the process followed in previous years, the Directors were provided with two sets of comparisons prepared by Broadridge that compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds,

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by Broadridge and the other set selected by MCIM based on disclosed criteria. The Memorandum provided further detail on the comparison groups, limitations of the Broadridge data and analysis of the comparisons.

The Directors considered information prepared by Broadridge comparing the Fund’s management fee rate and expenses to those of other funds and noted that the Fund’s management fee rate was within range of the median of the MCIM-selected comparison group (although somewhat higher compared to the Broadridge-selected comparison group median) for actual management fees –common and leveraged assets, and the Fund’s expense ratio was higher than the medians of the MCIM-selected and Broadridge-selected comparison groups for actual total expenses – common and leveraged assets. The Directors noted MCIM’s assertion that certain of the expenses that contribute to the Fund having higher expenses than the median of the comparison group include investment-related expenses, which are attributed to the Fund’s leverage, and certain non-management expenses.

The Directors considered the information prepared by Broadridge comparing the Fund’s performance to that of other funds and noted that in comparison to the Fund’s MCIM-selected comparison group, the Fund’s performance ranked 4th of 8 for the 1 year period, 4th of 8 for the 3 year period, 2nd of 6 for the 5 year period, and 1st of 6 since inception.

Based on these considerations and the other factors considered at the meeting, the Directors concluded that the Fund’s management fee rate, expense level and performance supported the re-approval of the Advisory Agreement.

(c)	Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any material direct or indirect economic benefits from MCIM’s relationship with the Fund, other than through commissions received by an affiliated broker/dealer. On a quarterly basis, the Board is provided with Rule 17e-1 transaction reports (regarding transactions executed with an affiliated broker-dealer), including commissions paid with respect to those transactions. After reviewing the pro forma financial information, the Directors concluded that the profitability of MCIM attributable to the Fund did not suggest that the investment advisory fee was so disproportionately large that it could not have been the product of arms’ length bargaining.

(d)	The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion. No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of, and was performed in part by reference to, a number of years of reviews during which lengthy discussions took place between the Directors and MCIM representatives. Certain aspects of the arrangements may have received greater scrutiny in some years than in others, and the Directors’ conclusions may be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the Independent Directors, approved the continuation of Advisory Agreement. It was noted that the Independent Directors were represented by independent legal counsel who assisted them in their deliberations.

Certain discussions and conclusions occurred during executive session but are included here, in one place, for ease of presentation.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-866-567-4771 or on the Fund’s website at http://www.macquarie.com/mgu and on the Commission’s web site at http:// www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-866-567-4771 or on the Fund’s website at http://www.macquarie.com/mgu and on the Commission’s web site at http:// www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Designation Requirements

The Fund designates the following for federal income tax purposes for the year ended November 30, 2016.

Foreign Taxes Paid	$905,828
Foreign Source Income	$14,910,286

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2015, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	32.83%
Qualified Dividend Income	75.71%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $3,504,695 as a long-term capital gain distribution.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Section 19(a) Notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the year ended November 30, 2016
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.8010	$0.3090	$0.3700	$1.4800

% Breakdown of the Total Cumulative Distributions for the year ended November 30, 2016
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
54.12%	20.88%	25.00%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

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Directors & Officers

November 30, 2016 (Unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund are set out below, including their year of birth, their principal occupations for at least the last five years,

Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]
Biographical Information of the Non-Interested Directors of the Fund
Gordon A. Baird*	Class I Director	Since July 2005
Birth Year: 1968
Thomas W. Hunersen*	Class II Director	Since July 2005
Birth Year: 1958
Chris LaVictorie Mahai*	Class III Director	Since July 2005
Birth Year: 1955
Biographical Information of the Interested Directors of the Fund
Brad Frishberg	Class III Director	Since January 2011
Birth Year: 1967

[1]	Each Director may be contacted by writing to the Director c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street Level 9, New York, NY 10019.
[2]	Each Director’s term of office extends until the next stockholder meeting for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.
*	Member of the Audit Committee.

the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”) and other public company directorships.

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships

Mr. Baird is the President and Chief Executive Officer of MPIB Holdings, LLC. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015. Mr. Baird was an Operating Advisor to Thomas H. Lee Partners L.P in 2011 and 2012. From 2003 to 2011 Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003 Mr. Baird was a Director at Citigroup Global Markets, Inc, an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013; Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of J.P. Morgan Asset Management from 2000 – 2008.	1	None

Directors & Officers

November 30, 2016 (Unaudited)

Name, Birth Year and Address of Officer	Position(s) Held with Fund(s)	Term of Office and Length of Time Served[3]

Biographical Information of the Executive Officers of the Fund
Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since May 2010
William Fink Birth Year: 1968 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since September 2014
John H. Kim Birth Year: 1971 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since February 2011
Meredith Meyer Birth Year: 1973 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since February 2011

[3]	Each officer serves an indefinite term.

Principal Occupation(s) During the Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie
Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager
of JP Morgan Asset Management from 2000 – 2008.

Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief
Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 –
September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Asset Management (June 2009 – present);
previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG
(April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with
Macquarie Asset Management since 2007. Previously, she was Vice President at Marsh & McLennan Companies
from 2003 to 2006.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $99,664 for 2016 and $92,664 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,200 for 2016 and $2,700 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $52,642 for 2016 and $54,840 for 2015.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	Not applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of Institutional Shareholder Services to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. Institutional Shareholder Services’ recommendations will be based on Institutional Shareholder Services’ pre-established voting guidelines.

c) MCIM will review each Institutional Shareholder Services recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with an Institutional Shareholder Services recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with

Institutional Shareholder Services’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the Institutional Shareholder Services recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to Institutional Shareholder Services’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     Portfolio Managers as of November 30, 2016:

Name	Title	Length of Service	Business Experience During the Past 5 Years

Jonathon Ong, CFA	Co-Portfolio Manager	Since November 2012

Mr. Ong joined the Macquarie’s Investment Management Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He has been a member of the team’s Investment Committee since then. He has over 20 years of investment experience. Prior to joining Macquarie, Mr. Ong held Analyst and Portfolio Manager roles at Credit Suisse Asset Management (“CSAM”), where he worked for 8 years in Sydney and Tokyo. His portfolio management and analytical responsibilities were primarily focused on infrastructure and related stocks. Prior to CSAM, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Mr. Ong earned a Bachelor of Science degree from the University of Melbourne and a Bachelor of Business (Banking and Finance) from Monash University.

Brad Frishberg, CFA	Co-Portfolio Manager	Since November 2012

Mr. Frishberg is the head of Macquarie Investment Management Infrastructure Securities business and serves as its Chief Investment Officer. He is also a Co-Portfolio Manager for a number of portfolios. He has more than 20 years of asset management experience. Prior to joining Macquarie in 2009, Mr. Frishberg was managing director and US equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Mr. Frishberg earned his Bachelor’s degree in business economics from Brown University and his Master’s degree in economics from Trinity College.

(a)(2)   Other Accounts Managed as of November 30, 2016:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Jonathon Ong	0	3, $360M	0	0
Brad Frishberg	2, $269M	6, $310M	5, $779M	0

Material Conflicts of Interest. Macquarie Capital Investment Management LLC (the “Adviser”) believes that Mr. Ong’s and Mr. Frishberg’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)	Portfolio Manager Compensation as of November 30, 2016:

Compensation	consists of three components:

1.	Fixed remuneration in the form of a base salary;

2.	Variable (at risk) pay in the form of an annual profit share allocation; and

3.	A long term incentive in the form of stock (applies to Director level employees only).

Fixed remuneration takes into consideration the role of each individual and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from 1 July of that year.

Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

(a)(4)   Dollar Range of Securities Owned by Portfolio Managers as of November 30, 2016:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Jonathon Ong	$0
Brad Frishberg	$100,001-$500,000

[1]	“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Macquarie Global Infrastructure Total Return Fund Inc.

By (Signature and Title)*	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

Date	02/02/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

Date	02/02/2017

By (Signature and Title)*	/s/ Meredith Meyer
Meredith Meyer
Treasurer, Chief Financial Officer/Principal Financial Officer

Date	02/02/2017

*	Print the name and title of each signing officer under his or her signature.